THE INTERNET INDEX FUND

                     TRACKING THE DOW JONES INTERNET INDEXSM

                                   PROSPECTUS

                               SEPTEMBER 30, 2000

                               INVESTMENT MANAGER:

                                     [LOGO]

                     INTEGRITY GLOBAL ASSET MANAGEMENT, INC.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                             THE INTERNET INDEX FUND

                       PROSPECTUS DATED SEPTEMBER 30, 2000

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY...........................................................2

         INTRODUCTION.........................................................2
         WHAT IS THE FUND'S INVESTMENT OBJECTIVE?.............................2
         WHAT IS THE DOW JONES INTERNET INDEXSM?..............................2
         WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?.................3
         WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?....................4
         WHO MAY WANT TO INVEST IN THE FUND?..................................5
         WHAT IS THE FUND'S PAST PERFORMANCE?.................................5
         WHAT ARE THE FUND'S FEES AND EXPENSES?...............................6

MORE INFORMATION ABOUT THE DOW JONES INTERNET INDEXSM.........................7
MORE INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES.......................9
MANAGEMENT OF THE FUND........................................................9
PRICING OF FUND SHARES.......................................................10
MARKETING AND DISTRIBUTION...................................................13
HOW TO PURCHASE SHARES.......................................................13
HOW TO REDEEM SHARES.........................................................15
DISTRIBUTIONS AND TAXATION...................................................17



RISK/RETURN SUMMARY

INTRODUCTION

         The Internet Index Fund is an index mutual fund designed to track the Dow Jones Internet IndexSM and to provide investors with a convenient and cost-effective way to invest in the Internet and the Internet industry.

         The Internet is a world-wide network of computers that allows users to easily and efficiently communicate and share data. Currently, the most popular application on the Internet is the World Wide Web, a graphic-user-interface that allows information sharing and data transfer through "websites." Other Internet applications include e-mail, Intranet, extranet and electronic commerce.

         The Internet industry consists of various types of companies, including Internet access providers, software developers, hardware manufacturers, companies that provide materials or services to access the Internet, companies that provide content for Internet sites and companies that specialize in providing security for transactions over the Internet. The Internet industry also includes companies that engage in electronic commerce and retailing through Internet websites.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

         The investment objective of the Fund is to provide investment results, using statistical procedures, that parallel the investment return of the Dow Jones Internet Index.SM

WHAT IS THE DOW JONES INTERNET INDEXSM?

         The Dow Jones Internet IndexSM (Symbol: DJINETSM) is a diversified index of common stocks designed to be an overall indicator of Internet industry stock performance, and to provide a benchmark against which to measure Internet investments. The Index includes stocks of companies whose primary focus is Internet related. For a company to be eligible for the Index, it must derive at least 50% of its revenue from Internet commerce or services.

         The Index is divided into the following two market sub-sectors to provide a balanced representation of the Internet industry in the future:

                  INTERNET COMMERCE COMPANIES (E*COMMERCE): Companies that derive the majority of their revenues from providing goods or services through an open network.

                  INTERNET SERVICE COMPANIES: Companies that derive the majority of their revenues from providing access to the Internet or providing services to people using the Internet.

         The Index is market capitalization weighted by subsector and currently includes 40 stocks. Market capitalization weighting means that the percentage weighting of the stocks in each subsector of the Index is determined based on their market capitalization relative to the other stocks in the subsector. The Index is reviewed quarterly by Dow Jones Company, Inc. ("Dow Jones") to add or remove stocks as needed in order to consistently cover 80% of the total market capitalization of the companies in each Internet industry subsector.

         To prevent domination by a few large companies, a ceiling weight of 10% is applied so that no single stock will represent more than 10% of any Index subsector, regardless of market capitalization.

         The historical performance of the index and a complete listing of the stocks that are currently included in the Index are included in this Prospectus in the section entitled "More Information about the Dow Jones Internet Index.sm" the fund is neither sponsored by nor affiliated with Dow Jones.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

         The Fund's investment manager believes that the Internet is revolutionizing the way individuals and companies around the world obtain information and communicate, and that Internet and Internet-related companies have substantial growth potential. Though Internet stocks may be volatile, the manager believes that the Internet industry as a whole could outperform the broader securities markets for the foreseeable future.

         In view of the rapid pace of development and change within the Internet industry, it may be very difficult to forecast which companies or industry sectors will be successful and outperform or outgrow other companies or sectors. For these reasons, the Fund's investment manager believes that an "indexing" investment management approach is a particularly effective way for investors to participate in the investment performance of the Internet industry over the long term.

         An index fund seeks to match, as closely as possible, the performance of an established securities index. An index fund does this by holding all, or a representative sample, of the securities in the index. The adviser to an index fund generally does not buy and sell securities based on research and analysis in an attempt to outperform the particular index. Instead, an index fund seeks to mirror what the target index does, for better or worse. Index funds have operating expenses and transaction costs, and generally keep a portion of their assets in cash or cash equivalent investments, in order to be ready to meet redemption requests. Therefore, while the performance for an index fund is expected to track the target index closely, the performance of an index fund will generally be less than that of the index itself.

         In order to track the Dow Jones Internet IndexSM as closely as possible, the Fund seeks to invest substantially all (more than 95%) of its total assets in the stocks that make up the Index, in roughly the same proportions as the stocks are represented in the Index. As the Fund receives cash from new investors, or processes redemption requests from shareholders, the Fund will purchase or sell securities in an effort to attempt to approximate the return of the Index. Also, the Fund's investments are reviewed and adjusted each quarter to reflect any quarterly adjustments in the Index, in an effort to track the Index as closely as possible.

         Because the Fund is an index fund, it generally takes a buy-and-hold approach to investing. The Fund normally sells portfolio securities only to respond to redemption requests or to adjust the number of its shares to track the weighting or composition of the Index. As a result, the Fund's portfolio turnover rate is expected to be extremely low. A low portfolio turnover rate usually results in low transaction costs and provides tax efficiencies for shareholders.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

         The Fund concentrates its investments in the Internet Industry and, therefore, may involve significantly greater risks than a mutual fund that diversifies its investments among many industries, or one that does not invest in the Internet industry. The share price of the Fund will go up and down and you could lose money.

         Any investment in the Internet industry involves special risks because the Internet industry is subject to rapid technological changes and developments. Many Internet-related companies have incurred significant losses since their inception and will continue to incur losses in the hope of capturing market share and generating future revenues. It is possible that some companies may never be profitable.

         Companies in the industry are exposed to a high degree of risk that their products or services may quickly become obsolete. Also, increasing competition, rapidly changing markets, frequent mergers or acquisitions of Internet companies and changes in strategic alliances among various Internet businesses, all may have a significant effect on the financial condition of companies in the Internet industry. Changes in government policies, such as telephone and cable regulations and antitrust enforcement and the need for regulatory approvals, can also have a material effect on companies in the industry.

         Many of the companies included in the Index have a smaller market capitalization (less than $1 billion) and may be unseasoned companies (those with less than a three year operating history). Investments in smaller and unseasoned companies present greater risks than securities of larger or more established companies. Small or unseasoned companies may be developing or marketing new products or services for which markets are not yet established and may never be established. They also may lack depth or experience of management and may have difficulty generating or obtaining funds necessary for growth and development of their businesses. Due to these and other factors, small and unseasoned companies may suffer significant losses, as well as realize substantial growth. Historically, the prices of stocks of smaller companies have been more volatile than stocks of larger companies and are, therefore, more speculative than stocks of larger companies. You should expect that the price of the Fund's shares will also fluctuate more than shares of a mutual fund that invests primarily in larger stocks.

         The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that, compared to other funds, it may invest a greater percentage of its assets in a single issuer. A non-diversified fund may be more susceptible to price volatility resulting from changes in the prices of securities that it holds. The Fund will, however, always seek to match the level of diversification of the Index and, in any event, intends to meet the minimum diversification levels required to qualify as a regulated investment company for purposes of the Internal Revenue Code.

         The Fund is authorized to invest a portion of its assets in futures and options contracts. Losses (or gains) involving these investments can be substantial in relation to the amount of money deposited to enter into the contract. For this reason, the Fund will not use these types of investments as leveraged investments.

WHO MAY WANT TO INVEST IN THE FUND?

         The Fund may be appropriate for investors who want to participate in the investment performance of the Internet industry over the long term, by following a simple, cost-efficient indexing approach.

         The Fund is designed for long-term investors who want to allocate a portion of their investments to aggressive equity investing and who understand and are willing to accept the risk of loss associated with investing in Internet stocks. Investors should be willing to accept the above average price fluctuations that the Fund is expected to experience.

         The Fund is not a complete investment program.

WHAT IS THE FUND'S PAST PERFORMANCE?

         Since the Fund has not had operations for a full calendar year, there is no past performance history available at this time. The performance of the Dow Jones Internet Index SM since its inception in 1997, however, is set forth below under the heading "More Information about the Dow Jones Internet Index.SM"



WHAT ARE THE FUND'S FEES AND EXPENSES?

         The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

         Maximum Sales Charge (Load) on Purchases
         (as a percentage of offering price)(1)                 3.00%
         Maximum Deferred Sales Charge (Load)(2)                None
         Maximum Sales Charge (Load) on
         Reinvested Dividends and Other Distributions           None
         Redemption Fee (as a percentage of amount redeemed,
         if shares are redeemed within 90 days of purchase)(3)  None
         Maximum Account Fees(4)                                None

         (1) The sales charge is waived for investments by shareholders of record on October 1, 2000, as well as for certain other investors. See "Sales Charges and Waivers" below.
         (2) A purchase of shares of $1 million or more may be made at net asset value without any front-end sales charge. However, if you sell the shares within 18 months of purchase, a contingent deferred sales charge of 1.00% will apply to the sale of such shares. See "Sales Charges and Waivers" below.
         (3) The Fund's custodian charges a $12.00 fee for outgoing wire transfers.
         (4) IRA accounts are subject to an annual trustee fee of $12.50.

         ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

         Management Fees                                            0.65%
         Distribution and/or Service (12b-1) Fees                   0.25%
         Other Expenses                                            12.90%
         Total Annual Fund Operating Expenses (before fee
         waiver/ reimbursement)                                    13.80%
         Less Manager's Fee Waiver/Reimbursement*                 -12.81%
         Actual Total Annual Fund Operating Expenses                0.99%

         * Integrity Global Asset Management, Inc. has contractually agreed through December 31, 2001 to waive its management fees and/or make payments to limit expenses of the Fund, if necessary, to ensure that actual Total Annual Fund Operating Expenses do not exceed 0.99%.

         EXAMPLE

         The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that you reinvest all capital gains and dividend distributions. Finally, the Example assumes that the Fund's operating expenses remain the same. Please note that only the first year in each example reflects the effect of the contractual fee waiver. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         ONE YEAR           THREE YEARS          FIVE YEARS         TEN YEARS
           $398                $2,911              $5,011             $8,870

MORE INFORMATION ABOUT THE DOW JONES INTERNET INDEXSM

The following table shows the performance of the Index since its inception in June 1997. Please note that the performance shown is not the performance of the Fund and is not intended to predict or suggest the return that might be experienced by an investor in the Fund. The Fund will attempt to track the Index as closely as possible, but the performance of the Fund will be less than the performance of the Index because the Fund is subject to operational and transaction costs, while the Index is not.

         PERIOD                                         TOTAL RETURN
         ------                                         ------------
         1997 (last six months)                             34.07%
         1998                                              168.41%
         1999                                              167.30%
         2000 (first six months)                           -28.28%

         The average annual total return of the Index from its date of initial calculation (July 1, 1997) through June 30, 2000 was 90.37% per year.

The following is a list of the names (and trading symbols) of the stocks that compromised the Index after it was last adjusted in September 2000. The Index can change quarterly, so this listing is only a "snapshot" of the Index at one point in time.

----------------------------------------------------------    ------------------------------------------------------------------
E* COMMERCE SECTOR                                            INTERNET SERVICES SECTOR
----------------------------------------------------------    ------------------------------------------------------------------
Amazon.com, Inc.                               AMZN           Akamai Technologies                                AKAM
----------------------------------------------------------    ------------------------------------------------------------------
Ameritrade Holding Corporation (Class A)       AMTD           America Online, Inc.                               AOL
----------------------------------------------------------    ------------------------------------------------------------------
CNET, Inc.                                     CNET           Ariba Inc.                                         ARBA
----------------------------------------------------------    ------------------------------------------------------------------
E*trade Group, Inc.                            EGRP           BEA Systems Inc.                                   AXNT
----------------------------------------------------------    ------------------------------------------------------------------
EBay Inc.                                      EBAY           BroadVision, Inc.                                  BVSN
----------------------------------------------------------    ------------------------------------------------------------------
eToys, Inc.                                    ETYS           Check Point Software Technologies Ltd. *           CHKP
----------------------------------------------------------    ------------------------------------------------------------------
Go2Net, Inc.                                   GNET           CheckFree Holdings Corporation                     CKFR
----------------------------------------------------------    ------------------------------------------------------------------
WebMD Corp.                                    HLTH           CMGI Inc.                                          CMGI
----------------------------------------------------------    ------------------------------------------------------------------
Lycos Inc.                                     LCOS           Commerce One Inc.                                  CMGI
----------------------------------------------------------    ------------------------------------------------------------------
MP3.com, Inc.                                  MPPP           Covad Communications Group, Inc.                   COVD
----------------------------------------------------------    ------------------------------------------------------------------
Priceline.com Inc.                             PCLN           Digital Island, Inc.                               ISLD
----------------------------------------------------------    ------------------------------------------------------------------
Ticketmaster Online Citysearch Inc.            TMCS           Doubleclick Inc.                                   DCLK
----------------------------------------------------------    ------------------------------------------------------------------
VerticalNet Inc.                               VERT           Earthlink Network, Inc.                            ELNK
----------------------------------------------------------    ------------------------------------------------------------------
Webvan Group Inc.                              WBVN           Excite@Home Corp.                                  ATHM
----------------------------------------------------------    ------------------------------------------------------------------
Yahoo! Inc.                                    YHOO           Exodus Communications, Inc.                        EXDS
----------------------------------------------------------    ------------------------------------------------------------------
                                                              I2 Technologies Inc.                               ITOO
                                                              ------------------------------------------------------------------
                                                              InfoSpace.com, Inc.                                INSP
                                                              ------------------------------------------------------------------
                                                              Inktomi Corporation                                INKT
                                                              ------------------------------------------------------------------
                                                              Internet Capital Group                             ICGE
                                                              ------------------------------------------------------------------
                                                              Portal Software, Inc.                              PRSP
                                                              ------------------------------------------------------------------
                                                              PSINet Inc.                                        PSIX
                                                              ------------------------------------------------------------------
                                                              RealNetworks, Inc.                                 RNWK
                                                              ------------------------------------------------------------------
                                                              Tibco Software Inc.                                TIBX
                                                              ------------------------------------------------------------------
                                                              VeriSign, Inc.                                     VRSN
                                                              ------------------------------------------------------------------
                                                              Vignette Corp.                                     VIGN
                                                              ------------------------------------------------------------------

*This security represents the common stock of a foreign company that trades directly on a U.S. national securities exchange.

The Index is reviewed quarterly and any changes take effect on the third Friday of March, June, September and December.

To be eligible for the Index, a company must generate 50% or more of annual sales/revenues from the Internet. Stocks offered through an initial public offering must have a minimum of three months' trading history (a spin-off requires this trading history only if its former parent's stock was trading for less than three months). To be eligible, a stock must also have a three month average market capitalization of at least $100 million, a three month average closing price of at least $10, and sufficient trading activity to ensure liquidity.

Stocks are selected for the Index based on an equal combination of market capitalization and trading volume (three month averages for each factor). To be added to the Index, a new stock must rank in the top two-thirds of the existing components of the Index at the time of the quarterly review. Once a stock is included in the Index, it may not be removed for a period of six months, unless the company is acquired.

"Dow Jones", "Dow Jones Internet IndexSM" and "DJINETSM" are service marks of Dow Jones Company, Inc. and have been licensed for use by the Fund's manager, Integrity Global Asset Management, Inc. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

Dow Jones does not: sponsor, endorse, sell or promote the Fund; recommend that any person invest in the Fund or any other securities; have any responsibility or liability for or make any decisions about the purchase or redemption prices, or fees of the Fund; have any responsibility or liability for the administration, management or marketing of the Fund; consider the needs of the Fund or Fund Shareholders in determining, composing or calculating the Index or have any obligation to do so.

Dow Jones will not have any liability in connection with the Fund. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about: the results to be obtained by the Fund, Fund shareholders or any other person in connection with the use of the Index and the data included in the Index, the accuracy or completeness of the Index and its data or the merchantability and fitness for a particular purpose or use of the Index and its data. Dow Jones will have no liability for any errors, omissions or interruptions in the Index or its data or for any information prepared by the Fund that is derived from the Index. Under no circumstance will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between the Fund's manager and Dow Jones is solely for their benefit and not for the benefit of the owners of the Fund or any other third parties.

MORE INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES

As an alternative to holding all of the stocks in the Index at all times, the Fund may select stocks to be purchased or sold using "statistical sampling" techniques intended to be an effective means of substantially duplicating the performance of the Index. Based on data derived from such techniques, as well as on information about the issuer and its stock (such as size, projected earnings, financial strength and debt), the investment manager will make judgments to actively select which component stocks from the Index are purchased. The idea is to select stocks that, together with the remaining stocks in the Fund's portfolio, will most closely track the performance of the Index. The Fund will use statistical sampling techniques when the Fund's net cash flow would make it impractical or costly to attempt to track the Index by purchasing or selling stocks in the exact quantities needed to cause the Fund's portfolio to exactly match the weighting and composition of the Index.

In addition to investing directly in the stocks that make up the Index, the Fund may enter into futures or options contracts, for the purpose of simulating full investment in the stocks that make up the index and causing the same effect as if the Fund held these stocks. These types of investments are used to quickly and efficiently cause Fund assets to be invested pending actual purchases of stocks in the Index and/or to keep cash on hand to meet redemption requests or other needs. They are also used to reduce transaction costs and are used when the Fund's investment manager determines that these investments are favorably priced when compared to direct purchases of securities.

The Fund will limit its futures transactions to the extent that, immediately after any transaction, no more than 5% of the Fund's assets are applied towards the deposits required on futures contracts, and the value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of the Fund's total assets.

In order to increase the Fund's income, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors. The lending of securities is a common practice in the securities industry.

The investment objective and policies of the Fund are not fundamental and therefore may be changed by the Board of Trustees without shareholder approval. However, shareholders would be notified prior to any material change

MANAGEMENT OF THE FUND

IGAM Group Funds was organized as a Delaware business trust on July 16, 1999 and is operated under the supervision of a Board of Trustees. The Fund is the first mutual fund within the IGAM Group Funds family.

INVESTMENT MANAGER. The Fund's investment manager is Integrity Global Asset Management, Inc. ("IGAM"). IGAM is a federally registered investment advisory firm founded in April 1997, that previously provided asset management services for individuals and institutional clients. The firm no longer manages client assets outside of the Fund. IGAM's principal office is located at South Kingstown Office Park, Suite A5, 24 Salt Pond Road, Wakefield, Rhode Island 02879.

Eugene Y.W. Lee, Ph.D., CFA, is the President and founder of IGAM and the Chief Portfolio Manager for the Fund. He is also the President, Treasurer and Secretary of IGAM Group Funds, and serves on its Board of Trustees. Dr. Lee is a Chartered Financial Analyst and received his Master of Arts degree in Mathematics from the University of Texas at Austin in 1986 followed by his doctoral degree in Finance in 1986. He joined the faculty of the University of Rhode Island in 1992 and is currently an Associate Professor of Finance. Dr. Lee previously was Assistant Professor of Finance at University of Missouri - Columbia from 1986 to 1992.

IGAM has entered into an Investment Management Agreement with IGAM Group Funds under which IGAM is responsible for managing the purchase and sale of securities held by the Fund. IGAM also tracks the composition and weighting of the stocks in the index, and rebalances the Fund's portfolio of investments in an effort to track the performance of the index as closely as possible. This process also involves the use of statistical sampling techniques by which IGAM actively selects component stocks for purchase or sale to most effectively and efficiently track the Index. IGAM is also responsible for selecting brokers, dealers and/or trading systems to execute securities transactions for the Fund. IGAM also provides business management and administrative services for the Fund not provided by others, which includes the coordination and management of the Fund's business activities and its relationship with service providers and professionals, as well as the provision of office space, personnel and materials necessary to act as investment and business manager.

For its services, IGAM receives annual fees from the Fund equal to 0.65% of the Fund's average daily net assets. IGAM has, however, contractually agreed through December 31, 2001 to waive all or a portion of the advisory fee, and to pay Fund expenses to the extent necessary to limit the Fund's total annual operating expenses to 0.99%. After that date, IGAM may determine to continue to control Fund operating expenses under a contractual or voluntary arrangement, or it may end the arrangement. When the Fund's assets grow to a point where fee waivers are no longer necessary, IGAM may seek to recoup amounts waived or expenses payments that it made. IGAM shall only be entitled to recoup such amounts for a period of three years from the date the amount was waived or paid.

FUND ADMINISTRATOR, ACCOUNTING AND TRANSFER AGENT. Firstar Mutual Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 ("Firstar") serves as the Fund's administrator, accounting agent and transfer agent.

PRICING OF FUND SHARES

The shares of the Fund are priced at the net asset value per share ("NAV"), which is determined by the Fund as of the close of regular trading (generally 4:00 p.m. eastern time) on each day that the New York Stock Exchange is open for unrestricted trading. Purchase and redemption requests are priced at the next NAV calculated after receipt and acceptance of a completed purchase or redemption request. The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities)/no. of shares = NAV. The expenses and fees of the Fund, which are accrued daily, are reflected in the calculation of the NAV.

The Fund's portfolio securities are valued each day at their market value, which usually means the last quoted sale price on the security's principal exchange that day. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith, or under procedures approved by, the Board of Trustees. The Fund may use independent pricing services to assist in calculating NAV.

SALES CHARGES AND WAIVERS. The offering price for shares of the Fund is its NAV plus any applicable front-end sales charge. The sales charge is as follows:

                                         As a % of Amount  Dealer Commission as
                         As a % of          Invested      Percentage of Offering
  Your Investment       Offering Price                            Price

 Less than $50,000          3.00%            3.09%                2.50%
$ 50,000 - $ 99,999         2.50%            2.56%                2.00%
$100,000 - $249,999         2.00%            2.04%                1.50%
$250,000 - $499,999         1.50%            1.52%                1.00%
$500,000 - $999,999         1.00%            1.01%                0.50%
$ 1 million or more*         None            None                 None

* Investments of $1 million or more may be made with no front-end sales charge. However, such investments are subject to a contingent deferred sales charge
(CDSC) of 1.0% on any shares sold within 18 months of purchase. For purpose of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold , and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The Fund's distributor may pay up to the entire amount of the sales charge to particular broker-dealers. On purchases over $1 million, the distributor may pay dealers of record commissions in an amount of up to 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule is also effective for sales of shares made to investors which qualify under any of the last category listed under "Waivers for Certain Investors."

REDUCING YOUR SALES CHARGES. There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the sales charge schedule. The following ways can be combined in any manner.

|X| ACCUMULATION PRIVILEGE - lets you add the value of any shares of the Fund you or members of your family already own to the amount of your next investment for purposes of calculating the sales charge. Participants in retirement plans receive breakpoints at the plan level. You must notify your broker, and your broker must notify the Fund, that you are eligible for this privilege each time you make a purchase.

|X| LETTER OF INTENTION - lets you purchase shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

CDSC WAIVERS. As long as the transfer agent is notified at the time you sell, the CDSC will generally be waived in the following cases:

|X| to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated;

|X|      because of shareholder death or disability;

|X|      because of the death or disability of the grantor of a living trust;

|X| under reorganization, liquidation, merger or acquisition transactions involving other investment companies; and

|X|      for retirement plans under the following circumstances;

               1.       to return excess contributions,
               2.       hardship withdrawals as defined in the plan,
               3. under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
               4. to meet minimum distribution requirements under the Internal Revenue Code,
               5.       to make "substantially equal payments" as described in
                        Section 72(t) of the Internal Revenue Code, and
               6.       after separation from service.

REINSTATEMENT PRIVILEGE. If you sell shares of the Fund, you may reinvest some or all of the proceeds within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS. Shares may be offered without front-end sales charges to the following individuals and institutions:

|X|      Selling brokers and their employees and/or sales representatives,

|X| Any bank, trust company, charitable organization, or other institution acting on behalf of a fiduciary client,

|X| Registered investment advisors, fee-based financial planners, wrap accounts or other investment programs not receiving a portion of the Fund's sales charges but in which a fee is paid to an investment professional,

|X| Pension, profit sharing or other qualified retirement plans including employer-sponsored 401(k) and 403(b) plans,

|X| Any individual with an investment account or advisory relationship with IGAM or the Distributor,

|X|      The Fund's shareholders of record as of October 1, 2000,

|X| Present or former officers, directors, and employees (or their families) of the Fund, IGAM or the Distributor,

|X| One or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged, in a common business, profession, civic or charitable endeavor or other activity (CDSC applies if redeemed within 18 months).

MARKETING AND DISTRIBUTION

T.O. Richardson Securities, Inc. (the "Distributor") is the principal underwriter and national distributor for the Fund's shares.. The Distributor is a broker-dealer firm, registered with the SEC and in all 50 states. The Distributor is a member in good standing with the National Association of Securities Dealers, Inc.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN. Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund is authorized to pay the Distributor, the manager or others, shareholder servicing and/or distribution fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. Such fees will be used to reimburse persons who provide, or make payments for, administration, shareholder servicing and distribution assistance for the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such materials to prospective investors. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain broker-dealers, investment advisers, agents and other third parties are authorized to accept orders on the Fund's behalf. These third parties may charge transaction fees in connection with Fund transactions. These fees would be in addition to any amounts paid by the Fund under the Plan.

HOW TO PURCHASE SHARES

GENERAL INFORMATION. You may purchase shares of the Fund at their net asset value plus the applicable front-end sales charge. For an application or other information, please call (800) 234-0849 or visit the Fund's web-site at www.internetindexfund.net.

                                                             IRAs and Retirement
                                          REGULAR ACCOUNT          ACCOUNTS

     MINIMUM INITIAL PURCHASES                $1,000                  $250
     MINIMUM ADDITIONAL PURCHASES                $50                   $50

The Fund reserves the right to vary or waive the initial and additional investment minimum requirements at any time. PURCHASES BY MAIL. You may purchase shares by sending a completed and signed application, together with a check or money order payable to the Internet Index Fund to:

REGULAR MAIL:                              OVERNIGHT OR EXPRESS MAIL:
-------------                              --------------------------
The Internet Index Fund                    The Internet Index Fund
c/o Firstar Mutual Fund Services, LLC      c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                               615 East Michigan Street, 3rd Floor
Milwaukee, WI  53201-0701                  Milwaukee, WI  53202

TRANSACTIONS USING THE INTERNET. You may obtain a prospectus, an account application and other information regarding the Fund using the Internet by visiting www.internetindexfund.net. If you elect the online transactions option on the account application form (or fill out a separate online transaction request form) you may also use the Internet to purchase (or redeem) shares, check your account balance or check your transaction history.

PAYMENTS BY WIRE. You may also purchase shares of the Fund by wiring federal funds from your bank. Your bank may charge you a fee for this service. If money is to be wired, you must call the Fund at (800) 234-0849 to set up your account and obtain an account number. You should be prepared to provide the information on the Fund's application form to the telephone representative. Then, you should provide your bank with the following information for purposes of wiring your investment.

Firstar Mutual Fund Services, LLC
ABA # 042000013
Attn:  IGAM Group - The Internet Index Fund
D.D.A. # 112-952-137

Account Name ____________________________________
                (Write in account registration name)
For the Account # _______________________________
                (Write in account # assigned by the Fund)


When making initial purchases by wire, you must send a signed application to the Fund by regular or overnight mail at the addresses shown above in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund is open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its agents. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

PURCHASING THROUGH PROCESSING ORGANIZATIONS. You may also purchase shares of the Fund through a "Processing Organization," which is a broker-dealer, bank or other financial institution that purchases shares for its customers. When you purchase shares this way, the Processing Organization may be listed as the shareholder of record of the shares. Such shares may be transferred into your name following procedures established by the Processing Organization and the Fund. The minimum initial and subsequent investment amount for purchases through a Processing Organization generally will be set by the Processing Organization. Processing Organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Certain Processing Organizations may receive payments from the Fund under its Distribution and Shareholder Servicing Plan or payments from the Fund's investment manager.

TAX SHELTERED RETIREMENT PLANS. Shares of the Fund may be used as investments in retirement plans such as: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax advisor regarding these plans is advisable. Custodial fees and other processing fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about IRA fees by calling the Fund at (800) 234-0849.

AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan permits you to purchase shares of the Fund (minimum initial and subsequent investments of $50 per transaction) at regular intervals. Provided your bank or other financial institution allows automatic withdrawals, you may purchase shares by transferring funds from the account you designate. At your option, the account designated will be debited in the specific amount, and shares will be purchased once a month, on the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. If you desire to participate in the Automatic Investment Plan, you should call the Fund at (800) 234-0849 to obtain the appropriate forms. The Automatic Investment Plan does not assure a profit and does not protect against loss in declining markets. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee. No such fee is currently contemplated.

ADDITIONAL INFORMATION. The Fund reserves the right to limit or reject any purchase request if, in its opinion, it is in the best interests of the Fund to do so. Federal regulations require that investors provide a certified Taxpayer Identification Number upon opening or reopening an account.

Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund's transfer agent. If your check or wire does not clear, a service fee of $25 will be deducted from your account and you will be responsible for any loss incurred. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

HOW TO REDEEM SHARES

GENERAL. You may request redemption of your Fund shares at any time. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV.

The Fund will normally send you your redemption proceeds on the next business day (and no later than seven calendar days) after receipt of a redemption request in proper form. However, if you purchase Fund shares by check and subsequently submit a redemption request, the redemption proceeds will not be transmitted until your check has cleared, which may take up to 15 days. If you have any questions about redemptions or need further information, please call
(800) 234-0849 or visit the Fund's website at www.internetindexfund.net.

REDEMPTIONS BY MAIL. Redemption requests by mail must include your signed letter of instruction (including Fund name, account number(s), account names(s), address and the dollar amount or number of shares you wish to redeem) and should be addressed as follows:

REGULAR MAIL:                              OVERNIGHT OR EXPRESS MAIL:
-------------                              --------------------------
The Internet Index Fund                    The Internet Index Fund
c/o Firstar Mutual Fund Services, LLC      c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                               615 East Michigan Street, 3rd Floor
Milwaukee, WI  53201-0701                  Milwaukee, WI  53202

REDEMPTIONS BY TELEPHONE. If you elect the telephone redemption option on the shareholder application form, you may make a telephone redemption request by calling (800) 234-0849. The Fund or its agents may act on telephone instructions from any person representing himself or herself to be a shareholder and reasonably believed by the Fund or its agents to be genuine. The Fund and its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if such procedures are followed, neither the Fund nor its agents will be liable for following telephone instructions reasonably believed to be genuine. IRA account holders can not redeem by telephone.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Fund by telephone to request a redemption of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.

TRANSACTIONS USING THE INTERNET. You may obtain a prospectus, an account application and other information regarding the Fund using the Internet by visiting www.internetindexfund.net. If you elect the online transactions option on the account application form (or fill out a separate online transaction request form) you may also use the Internet to redeem (or purchase) shares, check your account, balance or check your transaction history.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. You may have redemption proceeds wired to your brokerage account or a bank account that you designate. A transaction fee of $12.00 will be charged for payments by wire. Questions about this option or redemption requirements generally should be directed to the Fund at (800) 234-0849.

A signature guarantee is required for requests to redeem a large amount of shares ($25,000 or more), if your address of record has been changed within the past 30 days, or if you ask for proceeds to be sent to a different address. A signature guarantee is used to help protect you and the Fund from fraud. You can obtain a signature guarantee from most banks or securities dealers, BUT NOT FROM A NOTARY PUBLIC. Please call the Fund to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid processing delays.

If your account falls below $1,000 ($250 for qualified retirement accounts) for other than market reasons, the Fund may request that you increase your balance. If the account is still below the minimum after 60 days, the Fund may automatically close your account and send you the proceeds. The Fund also reserves the right to make a "redemption-in-kind" if the amount you are redeeming is large enough to affect Fund operations or otherwise disrupt the Fund. When the Fund redeems-in-kind, it pays the shareholder in portfolio securities rather than cash, and the shareholder may experience additional expenses such as brokerage commissions in order to sell the securities.

SYSTEMATIC WITHDRAWAL PLAN. If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. The Systematic Withdrawal Plan allows you to make automatic withdrawals of $100 or more from your account at regular intervals. Amounts will be transferred from your Fund account to the bank account you choose at the interval you select on the New Account Application form. If you expect to purchase additional shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because of the possible adverse tax consequences of making purchases and redemptions during the same or similar time periods.

If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding. IRA shareholders may not redeem shares by telephone or Internet. Redemption requests must be in writing.

DISTRIBUTIONS AND TAXATION

The Fund distributes substantially all of the net investment income and net capital gains that it realizes in the sale of securities. These income and gains distributions are generally paid once each year, on or before December 31. Distributions are automatically reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested distributions and all shares will be purchased at NAV.

In general, Fund distributions are taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Capital gain dividends paid by the Fund are taxable to you as long-term capital gain no matter how long you have owned your shares.

By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct certified social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the Fund, you may have a capital gain or loss.

Fund distributions and gain from the sale or exchange of your shares generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past fiscal year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                             November 4, 1999(1)
                                                                      to

PER SHARE DATA:                                                 June 30, 2000
NET ASSET VALUE, BEGINNING OF PERIOD
   Income from investment operations:                              $10.00
                                                                    ------

     Net investment income                                           0.12
     Net realized and unrealized gains on investments                1.17
                                                                     ----
       Total income from investment operations                       1.29
                                                                     ----

          Net asset value, end of period                           $11.29

TOTAL RETURN                                                        12.90%(2)
                                                                    ------


SUPPLEMENTAL DATA AND RATIOS:

   Net assets, end of period                                        $3,189,188
   Ratios of expenses to average net
   assets:
      Before expense reimbursement                                   13.60%(3)
      After expense reimbursement                                     1.40%(3)
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement                                  (13.53)%(3)
      After expense reimbursement                                    (1.33)%(3)

   Portfolio turnover rate                                           46.88%(2)

      (1) Commencement of Operations
      (2) Not annualized
      (3) Annualized



BOARD OF TRUSTEES

Edward M. Mazze, Ph.D., Chairman

Eugene Y.W. Lee, Ph.D., CFA, President

Andrew C. Laviano, J.D.

Harris N. Rosen

Bruce Whyte

INVESTMENT MANAGER
INTEGRITY GLOBAL ASSET MANAGEMENT, INC.
Wakefield, Rhode Island

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP
Philadelphia, Pennsylvania

INDEPENDENT AUDITORS
ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin

TRANSFER AGENT, FUND ACCOUNTING AGENT
AND FUND ADMINISTRATOR
FIRSTAR MUTUAL FUND SERVICES, LLC
Milwaukee, Wisconsin

CUSTODIAN
FIRSTAR BANK, N.A.
Cincinnati, Ohio



The Statement of Additional Information (SAI) for the Fund contains more information about the Fund's policies and management and is incorporated by reference into this prospectus. The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments and a discussion of the market conditions that significantly affected the Fund and the Index during each fiscal year. You may obtain free copies of these documents and additional information about the Fund by:

Telephone:                 1-800-234-0849
Internet:                  WWW.INTERNETINDEXFUND.NET

Mail:REGULAR MAIL:                         OVERNIGHT OR EXPRESS MAIL:
     -------------                         --------------------------
     Internet Index Fund                   Internet Index Fund
     c/o Firstar Mutual Fund Services, LLC c/o Firstar Mutual Fund Services, LLC
     P.O. Box 701                          615 East Michigan Street, 3rd Floor
     Milwaukee, WI  53201-0701             Milwaukee, WI  53202

You may review and obtain copies of the SAI and other information about the Fund by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of the information may also be obtained for a fee by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102 or by sending an electronic request to the SEC at the following e-mail address: publicinfo@sec.gov.

                                                     1940 Act File No.  811-9493